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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K
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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 31, 2001


                        CATAWBA VALLEY BANCSHARES, INC.
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             (Exact name of Registrant as specified in its charter)



   North Carolina                     0-26551                  56-2137427
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(State or other jurisdiction     (Commission                 (IRS Employer
of incorporation)                 File No.)                 Identification No.)



          1039 Second Street, NE, Hickory, North Carolina  28601-3843
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                   (Address of principal executive offices)


Registrant's telephone number, including area code (828) 431-2300


                                 Not Applicable
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                (Former address of principal executive offices)
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Item 5 Other Events and Regulation FD Disclosure.
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On May 30, 2001, the Registrant and First Gaston Bank of North Carolina ("First
Gaston") announced a "merger of equals" whereby shareholders of First Gaston will exchange their shares of common stock for shares of the Registrant's common stock on a basis of 0.8934 shares of First Gaston for each share of the Registrant. At the conclusion of the combination, First Gaston will become the wholly-owned subsidiary of the Registrant along with Catawba Valley Bank. The Registrant will be renamed to reflect the geographic scope of both banks. Catwaba Valley Bank and First Gaston will continue to operate in their respective regions under their current boards, management, and name. The transaction is expected to be effective by December 31, 2001.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CATAWBA VALLEY BANCSHARES, INC.



                                   By:   /s/ R. Steve Aaron
                                         ------------------
                                         R. Steve Aaron
                                         President and CEO



Dated: June 5, 2001


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                                 EXHIBIT INDEX
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 Exhibit Number               Description of Exhibit
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    99(i)                             Press Release

    99(ii)             Letter of Intent Dated May 31, 2001

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